                                                                    Exhibit 10.5

                       Taiwan Telecommunication Network
                         Value Added Network Services

                                                                  March 13, 2000
--------------------------------------------------------------------------------

     iAsiaWorks

New Addition:

     Special Leasing Case -- Renting of Machine Room Space:

     Originally 10 cabinets were rented in Chi-nan Road machine room; 24 more cabinets to be rented from February 1 to October 31.

     1. Initial fixed monthly rental fee for cabinets: * per cabinet per month. * discount for each cabinet from second cabinet onward at
          * per month for a total leasing period of three years. Three months' rent to be collected for each cabinet as security deposit, with 10% discount on total monthly rental fee. Should leasing period of three years not be completed, lessee must make up the shortfall of 10% concession on all monthly rental fees already paid (for details see standard prices on full price list for network services).

     2. During the life of the contract, following concessions apply to rental of cabinets depending on number of cabinets leased:

          a.   In case of leasing 12 or more cabinets (inclusive):

               Refund of * ,being one month's security deposit from the three months' security deposit collected in advance (on the basis of * per cabinet),

          b.   In case of leasing 24 or more cabinets:

               Refund of * being one month's security deposit from the two months' security deposit collected in advance (on the basis of * per cabinet). Monthly rental for 24 cabinets is to be subject to an additional 2% discount, to be refunded together with refund of one month's security deposit.

          c. After leasing 24 cabinets, monthly rental fee is to be calculated at * per cabinet (refer to Contract No. 8900057-001).

     3. If the number of cabinets rented has not reached the quantity in this special leasing case by October 31, this number shall nevertheless be

[*] - CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          deemed to have been rented for use, and leasing fee for 24 cabinets will be included on the bill for November (on the basis of Contract No, 8900057-001), to be paid in full by the lessee the following month.

     4. Should this agreement be terminated prematurely during the life of the contract (February 1, 2000 to October 31, 2000), the security deposit shall not be refunded.

          New Addition Service Fees:

     One-time Payment               *         Communication Services Fee                      0
                                              Communication Equipment Rental Fee              0
                                              Fee for Access to Logistics Support             0
                                              Other Monthly Rental Fees                       *
                                              CIR/Connection Monthly Rental Fee               0
     ----------------------------------------------------------------------------------------------
     One-time Payment               *         Total Monthly Rental Fee                     *    /mo
     5% VAT                         *         5% VAT                                       *
     Sum incl. Tax                  *         Sum incl. Tax                                *    /mo

Remarks:

     1. Service fees shall apply from the actual date the rent becomes effective.

     2. Terms of Payment: Invoice for each month shall be issued the same month, to be paid in cash or by check payable at sight.

     3. There shall be two counterparts of this contract, each of which shall constitute an original, with both parties holding one copy each.

Sales Representative of:      Li Chien-ying       Client No.:                                10000941-007
     TTN
  Position:                     Sales Specialist    Contract No.:                             8900057
  Immediate Supervisor:                             Signature of Client's Representative:
  Department Head:                                  Company Seals:

  Dated: Month Day, Year
        ----------------

[*] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                    Taiwan Telecommunication Network

                       Network Services Price List

     Attachment 2

     Client Name:                          iAsiaWorks
     Client Code:                          10000941-007                  Contract Code: 8900057
     Service Category:                     Machine room space
     Service Code                          107970
     Communication Protocol                N/A
     Transmission Speed                    N/A
     Start Terminal                        AUNET Chinan Station
     End Terminal                          Taipei Chi-nan machine room
     One-time Payment                                                             *
     Communication Services Fee                                                   *
     Communication Equipment Rental Fee                                           *
     Fee for Access to Logistics Support                                          *
     Other Monthly Rental Fees                                                    *
     CIR Monthly Rental Fee                                                       *
                                                                                  *
     Subtotal                                                                     *
     Total Monthly Rental Fee                                                     *

Remarks:

     1. Standard specifications of each of this company's cabinets: each cabinet has five racks.
          Specifications of each rack: 191cm (L) * 60cm (W) * 60cm (D)
     2. Standard power for each of this company's cabinets: Voltage 100V, Current 20A.
     3. Temperature of this company's Chi-nan machine room 22 degrees Celsius, relative humidity 50%.
     4. Extra power fee shall apply for those requiring extra power in addition to standard power suplied.
     5. When leasing this company's machine room space listed above, the leasing security deposit must be paid to this company in advance. Each cabinet shall be calculated at NT$ * only, and this company shall issue a custody slip to the client. Said security deposit shall, when presented by the custody slip, be refunded to the client without interest, provided that the client has paid all monies owed in full.

[*] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     6. Terms of payment for fees listed above: This company shall issue an invoice for the rent for each month at the beginning of that month, Upon receipt of the invoice, the client should pay the fee in cash or by check payable at sight by the end of the month.

     7.   An additional 5% VAT applies to prices listed above.

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                                   Page 1                        March 13, 2000

               Full Price List for TTN-ENS/DPP Network Services

Client Name:  AUNET (Taiwan) Ltd.

---------------------------------------------------------------------------------------------------------
  Start        End            Category/      One-time      Monthly Rent      Concession       Subtotal
Terminal     Terminal           Speed         Payment           for
                                                           Long-distance
                                                               Circuit
---------------------------------------------------------------------------------------------------------
Taipei        Hsinchu        Private line                          *                  85%          *
                                     768K
---------------------------------------------------------------------------------------------------------
Taipei        Taoyuan        Private line                          *                  85%          *
                                     768K
---------------------------------------------------------------------------------------------------------
Taoyuan       Hsinchu        Private line                          *                  85%          *
                                     768K
---------------------------------------------------------------------------------------------------------
Hsinchu       Taichung       Private line                          *                  85%          *
                                     768K
---------------------------------------------------------------------------------------------------------
Taichung      Kaohsiung      Private line                          *                  85%          *
                                     768K
---------------------------------------------------------------------------------------------------------
Taipei        Kaohsiung      Private line                          *                  85%          *
                                     768K
---------------------------------------------------------------------------------------------------------
Total                                                          NT$ *                           NT$ *
---------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
        Place                Cabinet      One Time  First Cabinet    Second          Subtotal
                             Quantity     Payment                    Cabinet
                                                                     Onward
                                                                      at 20%
                                                                     Discount
----------------------------------------------------------------------------------------------
Chi-nan Road, Taipei            10                         *               *         NT$ *
----------------------------------------------------------------------------------------------
Taoyuan                          1                         *                         NT$ *
----------------------------------------------------------------------------------------------
Hsinchu                          2                         *                *        NT$ *
----------------------------------------------------------------------------------------------
Taichung                         1                         *                         NT$ *
----------------------------------------------------------------------------------------------
Kaohsiung                        1                         *                         NT$ *
----------------------------------------------------------------------------------------------
Total                                    NT$0          NT$ *             NT$ *       NT$ *
----------------------------------------------------------------------------------------------


Added Leasing Section at Chi-nan Machine Room

-------------------------------------------------------------------------------------------------
        Place                Cabinet      One Time  First Cabinet    Second          Subtotal
                             Quantity     Payment                    Cabinet
                                                                     Onward
                                                                      at 20%
                                                                     Discount
----------------------------------------------------------------------------------------------
Taipei Chi-nan                  24           *                         *            NT$ *
Total                                    NT$ *                     NT$ *            NT$ *
----------------------------------------------------------------------------------------------

One-time Payment Total NT$ *

[*] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                     5(I)

     Monthly Rental Fees  NT$ *

     Upon completion of three-year services,
     10% discount applies to total monthly rental fees, thus NT$ *

Remarks:

     1. The validity of the contract is for three years of services. Should three-year period not be completed, client must make up the shortfall of 10% concession on all monthly rental fees.

     2. For leasing of all cabinets in machine room, fee for first cabinet shall be NT$ * each, while fee for second cabinet onward shall be NT$ * each.

     3.   A one-time installation fee applies.

     4. Once the supplementary use section of the Taipei Chi-nan Road machine room has reached 24 cabinets, a * % discount shall apply to these 24 cabinets and to all subsequent supplementary use sections.

     5. Value added network services include circuits and related communications equipment.

     6.   An additional 5% VAT applies to prices listed above.

     7. Terms of payment: Invoice for each month shall be issued the same month, to be paid in cash or by check payable at sight.

     8.   Services fee shall apply from the date installation is completed.

[*] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
                                       6